UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 616-6866

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 24, 2022, Home Point Capital Inc. (the “Company”) published an earnings release reporting its financial results for the fiscal quarter and full fiscal year ended December 31, 2021. A copy of the earnings release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The investor presentation materials used on the Company’s earnings call are attached as Exhibit 99.2 hereto and are incorporated by reference herein. On February 24, 2022, the Company posted the materials attached as Exhibits 99.1 and 99.2 on its website (www.investors.homepoint.com).

The foregoing information (including Exhibits 99.1 and 99.2 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Sale of Longbridge Equity Interests

On February 18, 2022, the Company entered into an agreement to sell its 49.6% ownership interest in Longbridge Financial, LLC to EF Holdco RER Assets LLC, an indirect subsidiary of Ellington Financial Inc., for approximately $75.0 million, subject to customary closing adjustments.

The transaction is anticipated to close in the second quarter of 2022, subject to customary closing conditions, including regulatory approvals and notices. The Company expects to use the proceeds from the transaction for general corporate purposes.

Dividend

On February 24, 2022, the Company announced that its Board of Directors (the “Board”) declared a cash dividend of $0.04 per share for the fourth quarter of 2021. This dividend is payable on or about March 24, 2022 to all stockholders of record at the close of business on March 10, 2022. The Board intends to reassess the payment of cash dividends on a quarterly basis.

The Company makes no assurance that the Company will continue to pay dividends in the future, or that any dividends will not be reduced or eliminated in the future. Future determinations to declare and pay cash dividends, if any, will be made at the discretion of the Board and will depend on a variety of factors, including applicable laws, the Company’s financial condition, results of operations, contractual restrictions, capital requirements, business prospects, general business or financial market conditions and other factors the Board may deem relevant.

Stock Repurchase Program

On February 24, 2022, the Company announced that the Board authorized a stock repurchase program whereby the Company may repurchase up to a total of $8.0 million of its issued and outstanding stock, par value $0.0000000072 per share, from time to time until the program’s expiration on December 31, 2022 on the open market or in privately negotiated transactions. The timing and amount of stock repurchases, if any, will depend on price, market conditions, applicable regulatory requirements, and other factors. Repurchases under the stock repurchase program may also be made from time to time pursuant to one or more plans adopted under Rule 10b5-1 of the Exchange Act. The program does not require the Company to repurchase any specific number of shares, and may be modified, suspended or terminated at any time without prior notice. Shares repurchased under the program will be subsequently retired.

Cautionary Note on Forward-Looking Statements

This communication contains certain “forward-looking statements,” as that term is defined in the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements orally or in writing. These forward-looking statements include, but are not limited to, statements other than statements of historical facts, including among others, statements relating to the Company’s future financial performance, the Company’s business prospects and strategy, anticipated financial position, liquidity and capital needs, the industry in which the Company operates and other similar matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements. These forward-looking statements, which are based on currently available information, operating plans, and projections about events and trends, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated by forward-looking statements include, among others: our reliance on our financing arrangements to fund mortgage loans and otherwise operate our business; the dependence of our loan origination and servicing revenues on macroeconomic and U.S. residential real estate market conditions; counterparty risk; our ability to continue to grow our loan origination business or effectively manage significant increases in our loan production volume; competition in the industry in which we operate; our success and growth of our production and servicing activities and the dependence upon our ability to adapt to and implement technological changes; any cybersecurity risks, cyber incidents and technology failures; our failure to deal appropriately with various issues that may give rise to reputational risk, including legal and regulatory requirements; the impact of interest rate fluctuations; risks associated with the financial and restrictive covenants included in our financing agreements; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; legislative and regulatory changes that impact the mortgage loan industry or housing market; and the spread of the COVID-19 outbreak and severe disruptions in the U.S. and global economy and financial markets it has caused. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in documents filed from time to time by the Company with the Securities and Exchange Commission. Many of the important factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date thereof. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Earnings release dated February 24, 2022.
99.2	Investor presentation materials dated February 24, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: February 24, 2022

	By:	/s/ Mark E. Elbaum

	Name:	Mark E. Elbaum
	Title:	Chief Financial Officer